EXHIBIT 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18  U.S.C.ss.1350), the  undersigned,  Kenneth Karlan,  Chief  Executive  Officer and Chief  Financial Officer of Star Struck, Ltd., a Delaware  corporation  (the  “Company”), does hereby certify, to his knowledge, that:

The Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002 of the Company(the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents,  in all material respects,  the financial condition and results of operations of the Company.

/s/ KENNETH KARLAN

Kenneth Karlan Chief Executive Officer and Chief Financial Officer November 14, 2002